Exhibit 99.1

For Immediate Release

Contact:	Dennis Story Chief Financial Officer Manhattan Associates, Inc. 678-597-7115 dstory@manh.com	Terrie O’Hanlon Chief Marketing Officer Manhattan Associates, Inc. 678-597-7120 tohanlon@manh.com
Manhattan Associates Reports Third Quarter Results
Company posts Q3 Total Revenue of $74.0 Million, a 13.4% Increase over Q3 2009
ATLANTA — October 19, 2010 — Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported third quarter 2010 non-GAAP adjusted diluted earnings per share of $0.32 compared to $0.43 in the third quarter of 2009, on license revenue of $12.1 million and total revenue of $74.0 million. GAAP diluted earnings per share was $0.28 compared to $0.50 in the prior year third quarter.
Year to date non-GAAP adjusted diluted earnings per share was $1.06 for the nine months ended September 30, 2010, compared to $0.65 for the nine months ended September 30, 2009. GAAP diluted earnings per share for the nine months ended September 30, 2010 was $0.96, compared to $0.47 for the nine months ended September 30, 2009.
Manhattan Associates President and CEO Pete Sinisgalli commented, “We posted a good third quarter across all metrics. License revenue, total revenue, earnings and cash flow were all solid. In addition, we continue to receive very positive feedback on our platform-based SCOPE suite of supply chain solutions, and that is reflected in our strong competitive win rate.”
THIRD QUARTER 2010 FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.32 in the third quarter of 2010, compared to $0.43 in the third quarter of 2009.

•	The Company reported GAAP diluted earnings per share of $0.28 in the third quarter of 2010, compared to $0.50 in the third quarter of 2009.

•	Consolidated revenue for the third quarter of 2010 was $74.0 million, compared to $65.3 million in the third quarter of 2009. License revenue was $12.1 million in the third quarter of 2010, compared to $11.4 million in the third quarter of 2009.

•	Adjusted operating income, a non-GAAP measure, was $11.0 million in the third quarter of 2010, compared to $13.2 million in the third quarter of 2009.

•	GAAP operating income for the third quarter of 2010 was $9.6 million, compared to $11.1 million in the third quarter of 2009.

•	Cash flow from operations was $11.5 million in the third quarter of 2010, compared to $15.4 million in the third quarter of 2009. Days Sales Outstanding were 60 days at September 30, 2010, compared to 55 days at June 30, 2010.

•	Cash and investments on-hand at September 30, 2010 was $116.7 million, compared to $120.2 million at June 30, 2010.

•	The Company repurchased approximately 573,000 common shares under the share repurchase program authorized by the Board of Directors totaling $15.4 million at an average share price of $26.96 in the third quarter of 2010. In October 2010, Manhattan’s Board of Directors approved raising the Company’s share repurchase authority in Manhattan Associates outstanding common stock to a total of $25.0 million.
NINE MONTH 2010 FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was $1.06 for the nine months ended September 30, 2010, compared to $0.65 for the nine months ended September 30, 2009.

•	GAAP diluted earnings per share for the nine months ended September 30, 2010 was $0.96, compared to $0.47 for the nine months ended September 30, 2009.

•	Consolidated revenue for the nine months ended September 30, 2010 was $225.6 million, compared to $184.5 million for the nine months ended September 30, 2009. License revenue was $41.8 million for the nine months ended September 30, 2010, compared to $20.4 million in the nine months ended September 30, 2009.

•	Adjusted operating income, a non-GAAP measure, was $36.7 million for the nine months ended September 30, 2010, compared to $21.2 million for the nine months ended September 30, 2009.

•	GAAP operating income was $33.1 million for the nine months ended September 30, 2010, compared to $11.3 million for the nine months ended September 30, 2009. For the first nine months of 2010, operating income includes $1.2 million of recoveries of previously expensed sales tax associated with expiring sales tax audit statutes. Results for the first nine months of 2009 include restructuring charges of $3.9 million associated with the workforce reduction executed in the second quarter of 2009.
•	For the nine months ended September 30, 2010, the Company repurchased approximately 2.0 million common shares under the share repurchase program authorized by the Board of Directors at an average share price of $27.22, for a total investment of $55.4 million.
SALES ACHIEVEMENTS:
•	Recognized two contracts of $1.0 million or more in license revenue during the quarter.

•	Completed software license wins with new customers such as Baylor Trucking, Inc., Bodega Latina Corporation, Deli XL B.V., Epes Carriers, Inc., Hawaii Food Service Alliance LLC, Keppel Logistics Pte. Ltd., Petra Trading & Investment Company, Promate Electronic, Red Diamond, Inc., Tory Burch and Uhrenholt.

•	Expanded partnerships with existing customers such as CEVA Logistics U.S., Inc., Costa’s PTY Limited, Fantastic Holdings Limited, Fitness Quest, H.J. Heinz Company LP, IFC Global Logistics, Lenox Corporation, Limited Brands, Inc., Nature’s Best, O’Reilly Automotive, Inc., Performance Team Freight Systems, PT Multitrend Indo, Southern Wine & Spirits of America, Inc., Super Cheap Auto, United Natural Foods, Inc., Wakefern Food Corporation and Yankee Candle Company, Inc.
CONFERENCE CALL
The Company’s conference call regarding its third quarter financial results will be held at 4:30 p.m. Eastern Time on Tuesday, October 19, 2010. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com.
To listen to the live Web cast, please go to the Web site at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.642.1687 in the U.S. and Canada, or +1.706.645.9291 outside the U.S., and entering the conference identification number 13356118 or via the Web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet broadcast will be available until Manhattan Associates’ fourth quarter 2010 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION
The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with — or an alternative for — GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with its Form 8-K earnings release filing for the quarter ended September 30, 2010.
The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share measures exclude the impact of acquisition-related costs and the amortization thereof, the recapture of previously recognized sales tax expense, stock option expense, and restructuring charges — all net of income tax effects and unusual tax adjustments. A reconciliation of the Company’s GAAP financial measures to non-GAAP adjustments is included in the supplemental information attached to this release.
ABOUT MANHATTAN ASSOCIATES, INC.
Manhattan Associates continues to deliver on its 20-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The company’s supply chain innovations include: Manhattan SCOPE® a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .NET technology; and Manhattan Carrier™ , a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Forward-looking statements contained in this press release include, among other statements, any statements expressing general optimism about the Company’s prospects for the balance of the fiscal year. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the global economic downturn; disruptions in credit markets; delays in product development; competitive pressures; software errors; and additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.
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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)
Revenue:
Software license	$12,092	$11,360	$41,784	$20,408
Services	53,486	46,917	161,727	147,182
Hardware and other	8,436	7,017	22,093	16,938

Total revenue	74,014	65,294	225,604	184,528
Costs and expenses:
Cost of license	1,471	1,162	4,631	3,621
Cost of services	24,661	19,697	73,631	64,173
Cost of hardware and other	7,092	5,846	18,366	14,144
Research and development	9,866	8,781	30,640	28,196
Sales and marketing	10,329	8,626	32,870	27,731
General and administrative	8,721	7,462	25,359	22,675
Depreciation and amortization	2,262	2,665	6,995	8,840
Restructuring charge	—	—	—	3,892

Total costs and expenses	64,402	54,239	192,492	173,272

Operating income	9,612	11,055	33,112	11,256
Other (expense) income, net	(188)	255	(382)	(382)

Income before income taxes	9,424	11,310	32,730	10,874
Income tax provision	3,192	327	11,114	185

Net income	$6,232	$10,983	$21,616	$10,689

Basic earnings per share	$0.29	$0.50	$1.00	$0.48
Diluted earnings per share	$0.28	$0.50	$0.96	$0.47
Weighted average number of shares:
Basic	21,248	22,116	21,638	22,483
Diluted	22,051	22,175	22,456	22,529

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
RECONCILIATION OF SELECTED GAAP TO NON-GAAP MEASURES
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Operating income	$9,612	$11,055	$33,112	$11,256
Stock option expense (a)	853	1,369	2,932	3,779
Purchase amortization (b)	571	741	1,848	2,223
Restructuring charge (c)	—	—	—	3,892
Sales tax recoveries (d)	—	—	(1,212)	—

Adjusted operating income (Non-GAAP)	$11,036	$13,165	$36,680	$21,150

Income tax provision	$3,192	$327	$11,114	$185
Stock option expense (a)	295	445	1,012	1,228
Purchase amortization (b)	197	240	638	722
Restructuring charge (c)	—	—	—	1,265
Sales tax recoveries (d)	—	—	(418)	—
Unusual tax adjustments (e)	11	2,770	129	2,770

Adjusted income tax provision (Non-GAAP)	$3,695	$3,782	$12,475	$6,170

Net income	$6,232	$10,983	$21,616	$10,689
Stock option expense (a)	558	924	1,920	2,551
Purchase amortization (b)	374	501	1,210	1,501
Restructuring charge (c)	—	—	—	2,627
Sales tax recoveries (d)	—	—	(794)	—
Unusual tax adjustments (e)	(11)	(2,770)	(129)	(2,770)

Adjusted net income (Non-GAAP)	$7,153	$9,638	$23,823	$14,598

Diluted earnings per share	$0.28	$0.50	$0.96	$0.47
Stock option expense (a)	0.03	0.04	0.09	0.11
Purchase amortization (b)	0.02	0.02	0.05	0.07
Restructuring charge (c)	—	—	—	0.12
Sales tax recoveries (d)	—	—	(0.04)	—
Unusual tax adjustments (e)	—	(0.12)	(0.01)	(0.12)

Adjusted diluted earnings per share (Non-GAAP)	$0.32	$0.43	$1.06	$0.65

Fully diluted shares	22,051	22,175	22,456	22,529

(a)	Because stock option expense is determined in significant part by the trading price of our common stock and the volatility thereof, over which we have no direct control, the impact of such expense is not subject to effective management by us. Thus, we have excluded the impact of this expense from adjusted non-GAAP results. The stock option expense is included in the following GAAP operating expense lines for the three and nine months ended September 30, 2010 and 2009:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Cost of services	$122	$155	$390	$476
Research and development	137	208	459	679
Sales and marketing	282	389	898	794
General and administrative	312	617	1,185	1,830

Total stock option expense	$853	$1,369	$2,932	$3,779

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

(c)	During the quarter ended June 30, 2009, we committed to and initiated plans to reduce our workforce by approximately 140 positions to realign our capacity based on the revised revenue outlook for 2009. As a result of this initiative, we recorded a restructuring charge of approximately $3.8 million in the second quarter of 2009. The restructuring charge primarily consisted of employee severance and outplacement services. We also recorded additional employee severance expense of $63,000 in the first quarter of 2009 related to the restructuring action taken in the fourth quarter of 2008. We do not believe that the restructuring charge is a common cost that resulted from normal operating activities. Consequently, we have excluded this charge from adjusted non-GAAP results.

(d)	Adjustment represents recoveries of previously recorded state sales tax resulting primarily from the expiration of the sales tax audit statutes in certain states. Because we have recognized the full potential amount of the sales tax expense in prior periods, any recovery of that expense resulting from the expiration of the statutes or the collection of tax from our customers would overstate the current period net income derived from our core operations as the recovery is not a result of any event occurring within our control during the current period. Thus, we have excluded these recoveries from adjusted non-GAAP results.

(e)	For the quarter ended September 30, 2010, the adjustment represents tax benefit from the disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded stock option expense from adjusted non-GAAP results because it is determined in significant part by the trading price of our common stock and the volatility thereof, over which we have no direct control. Therefore, we also excluded the related tax benefit generated upon their disposition. For the quarter ended September 30, 2009, the majority of the adjustment represents release of income tax reserves resulting from expiration of tax audit statutes for U.S. federal income tax returns filed for 2005 and prior. Because we recorded the majority of the income tax reserves through retained earnings in conjunction with the adoption of ASC 740, Income Taxes, on January 1, 2007, the release of the reserves would overstate the current period net income derived from our core operations. For the quarter ended September 30, 2009, the reversal is partially offset by the establishment of $0.8 million in tax reserves associated with the treatment of currency gains under the Company’s transfer pricing policy with one of its foreign subsidiaries. We do not include this tax in our assessment of our operating performance as it does not relate to our core operations. Thus, we have excluded these tax adjustments from adjusted non-GAAP results.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30,
	2010	December 31, 2009
	(unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$105,327	$120,217
Short term investments	8,916	—
Accounts receivable, net of allowance of $6,370 and $4,943 in 2010 and 2009, respectively	48,587	37,945
Deferred income taxes	5,426	5,745
Income taxes receivable	180	—
Prepaid expenses and other current assets	6,385	4,847

Total current assets	174,821	168,754

Property and equipment, net	15,033	15,759
Long-term investments	2,432	2,797
Goodwill, net	62,270	62,280
Acquisition-related intangible assets, net	1,625	3,473
Deferred income taxes	10,761	9,826
Other assets	2,607	1,822

Total assets	$269,549	$264,711

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$7,294	$4,434
Accrued compensation and benefits	19,701	12,855
Accrued and other liabilities	14,590	15,430
Deferred revenue	40,729	37,436
Income taxes payable	—	796

Total current liabilities	82,314	70,951

Other non-current liabilities	10,434	10,395

Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2010 or 2009	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 21,636,650 and 22,467,123 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively	216	225
Additional paid-in capital	—	2,892
Retained earnings	177,707	182,387
Accumulated other comprehensive loss	(1,122)	(2,139)

Total shareholders’ equity	176,801	183,365

Total liabilities and shareholders’ equity	$269,549	$264,711

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2010	2009
	(unaudited)
Operating activities:
Net income	$21,616	$10,689
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,995	8,840
Stock compensation	7,707	6,312
(Gain) loss on disposal of equipment	(2)	125
Tax benefit (deficiency) of stock awards exercised/vested	1,277	(1,080)
Excess tax benefits from stock based compensation	(354)	(29)
Deferred income taxes	(529)	412
Unrealized foreign currency loss	343	585
Changes in operating assets and liabilities:
Accounts receivable, net	(10,624)	22,789
Other assets	(2,236)	2,422
Accounts payable, accrued and other liabilities	8,619	(9,959)
Income taxes	(748)	(3,081)
Deferred revenue	3,297	898

Net cash provided by operating activities	35,361	38,923

Investing activities:
Purchase of property and equipment	(4,331)	(1,726)
Net (purchases) maturities of investments	(8,439)	88

Net cash used in investing activities	(12,770)	(1,638)

Financing activities:
Purchase of common stock	(56,562)	(20,590)
Proceeds from issuance of common stock from options exercised	18,381	604
Excess tax benefits from stock based compensation	354	29

Net cash used in financing activities	(37,827)	(19,957)

Foreign currency impact on cash	346	155

Net change in cash and cash equivalents	(14,890)	17,483
Cash and cash equivalents at beginning of period	120,217	85,739

Cash and cash equivalents at end of period	$105,327	$103,222

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
1.	GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
GAAP Diluted earnings (loss) per share	$0.01	$(0.02)	$0.50	$0.26	$0.73	$0.32	$0.36	$0.28	$0.96
Adjustments to GAAP:
Stock option expense	0.04	0.03	0.04	0.04	0.15	0.03	0.03	0.03	0.09
Purchase amortization	0.02	0.02	0.02	0.02	0.09	0.02	0.02	0.02	0.05
Restructuring charge	—	0.12	—	—	0.11	—	—	—	—
Sales tax recoveries	—	—	—	—	—	(0.01)	(0.02)	—	(0.04)
Unusual tax adjustments	—	—	(0.12)	—	(0.12)	—	(0.01)	—	(0.01)

Adjusted Diluted earnings per share	$0.07	$0.14	$0.43	$0.31	$0.96	$0.36	$0.38	$0.32	$1.06

2.	Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue:
Americas	$50,827	$47,372	$55,626	$52,733	$206,558	$61,889	$64,875	$62,555	$189,319
EMEA	7,030	7,818	6,527	6,650	28,025	7,989	8,587	8,266	24,842
APAC	2,968	3,219	3,141	2,756	12,084	4,071	4,179	3,193	11,443

	$60,825	$58,409	$65,294	$62,139	$246,667	$73,949	$77,641	$74,014	$225,604

GAAP Operating Income (Loss):
Americas	$260	$(407)	$10,736	$10,859	$21,448	$10,333	$9,836	$8,121	$28,290
EMEA	738	1,124	20	(789)	1,093	418	1,530	1,214	3,162
APAC	(371)	(1,143)	299	(184)	(1,399)	732	651	277	1,660

	$627	$(426)	$11,055	$9,886	$21,142	$11,483	$12,017	$9,612	$33,112

Adjustments (pre-tax):
Americas:
Stock option expense	$1,400	$1,010	$1,369	$1,374	$5,153	$1,178	$901	$853	$2,932
Purchase amortization	741	741	741	741	2,964	638	639	571	1,848
Restructuring charge	59	2,960	—	—	3,019	—	—	—	—
Sales tax recoveries	—	—	—	—	—	(420)	(792)	—	(1,212)

	$2,200	$4,711	$2,110	$2,115	$11,136	$1,396	$748	$1,424	$3,568

EMEA:
Restructuring charge	$—	$20	$—	$—	$20	$—	$—	$—	$—

	$—	$20	$—	$—	$20	$—	$—	$—	$—

APAC:
Restructuring charge	$4	$849	$—	$(10)	$843	$—	$—	$—	$—

	$4	$849	$—	$(10)	$843	$—	$—	$—	$—

Total Adjustments	$2,204	$5,580	$2,110	$2,105	$11,999	$1,396	$748	$1,424	$3,568

Adjusted non-GAAP Operating Income (Loss):
Americas	$2,460	$4,304	$12,846	$12,974	$32,584	$11,729	$10,584	$9,545	$31,858
EMEA	738	1,144	20	(789)	1,113	418	1,530	1,214	3,162
APAC	(367)	(294)	299	(194)	(556)	732	651	277	1,660

	$2,831	$5,154	$13,165	$11,991	$33,141	$12,879	$12,765	$11,036	$36,680

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Professional services	$32,345	$30,767	$27,158	$22,500	$112,770	$33,960	$34,349	$33,349	$101,658
Customer support and software enhancements	18,498	18,655	19,759	20,168	77,080	19,501	20,431	20,137	60,069

Total services revenue	$50,843	$49,422	$46,917	$42,668	$189,850	$53,461	$54,780	$53,486	$161,727

4.	Hardware and other revenue includes the following items (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Hardware revenue	$3,080	$2,992	$5,086	$3,474	$14,632	$4,518	$5,053	$5,763	$15,334
Billed travel	1,980	1,869	1,931	1,719	7,499	1,763	2,323	2,673	6,759

Total hardware and other revenue	$5,060	$4,861	$7,017	$5,193	$22,131	$6,281	$7,376	$8,436	$22,093

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Revenue	$(2,387)	$(1,996)	$(764)	$876	$(4,271)	$1,053	$(72)	$(548)	$433
Costs and expenses	(3,307)	(2,560)	(1,286)	1,205	(5,948)	1,346	235	(262)	1,319

Operating income	920	564	522	(329)	1,677	(293)	(307)	(286)	(886)
Foreign currency gains (losses) in other income	(366)	(506)	294	(427)	(1,005)	(415)	187	(436)	(664)

	$554	$58	$816	$(756)	$672	$(708)	$(120)	$(722)	$(1,550)

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Operating income	$1,129	$800	$458	(249)	$2,138	$(395)	$(340)	$(180)	$(915)
Foreign currency gains (losses) in other income	336	(367)	2	(276)	(305)	(289)	245	(302)	(346)

Total impact of changes in the Indian Rupee	$1,465	$433	$460	$(525)	$1,833	$(684)	$(95)	$(482)	$(1,261)

6.	Other income (expense) includes the following components (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Interest income	$137	$95	$71	$65	$368	$80	$109	$252	$441
Foreign currency (losses) gains	(366)	(506)	294	(427)	(1,005)	(415)	187	(436)	(664)
Other non-operating (expense) income	(4)	7	(110)	(12)	(119)	(163)	8	(4)	(159)

Total other (expense) income	$(233)	$(404)	$255	$(374)	$(756)	$(498)	$304	$(188)	$(382)

7.	Capital expenditures are as follows (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Capital expenditures	$873	$487	$366	$652	$2,378	$1,177	$1,529	$1,625	$4,331

8.	Stock Repurchase Activity

During the nine months ended September 30, 2010, under the share repurchase program authorized by the Board of Directors, we repurchased approximately 2.0 million shares of common stock totaling $55.4 million at an average price of $27.22. In 2009, we repurchased approximately 1.4 million shares of common stock totaling $22.8 million at an average price of $16.63.

9.	Effective Tax Rate Reconciliation for GAAP and Adjusted Results (in thousands except tax rate and per share data):

	Three Months Ended September 30, 2010					Nine Months Ended September 30, 2010
	Income					Income
	before	Income tax			Effective	before	Income tax			Effective
	income taxes	provision	Net income	Diluted EPS	Tax Rate	income taxes	provision	Net income	Diluted EPS	Tax Rate

GAAP results before tax adjustments	$9,424	$3,252	$6,172	$0.28	34.5%	$32,730	$11,292	$21,438	$0.95	34.5%
Provision to return adjustments (a)	—	(147)	147	0.01		—	(147)	147	0.01
Income tax reserve adjustments (b)	—	98	(98)	—		—	98	(98)	—
Disqualifying dispositions of incentive stock options (c)	—	(11)	11	—		—	(129)	129	0.01

GAAP results- reported	$9,424	$3,192	$6,232	$0.28	33.9%	$32,730	$11,114	$21,616	$0.96	34.0%

Adjusted results before tax adjustments	$10,848	$3,744	$7,104	$0.32	34.5%	$36,298	$12,524	$23,774	$1.06	34.5%
Provision to return adjustments (a)	—	(147)	147	0.01		—	(147)	147	0.01
Income tax reserve adjustments (b)	—	98	(98)	—		—	98	(98)	—

Adjusted results- reported	$10,848	$3,695	$7,153	$0.32	34.1%	$36,298	$12,475	$23,823	$1.06	34.4%

(a)	Provision to return adjustments primarily include the true-up of the 2009 tax provision to the 2009 tax return filed in the third quarter of 2010.

(b)	Adjustments include the establishment of income tax reserves for state audits, partially offset by the release of U.S. federal income tax reserves that were previously expensed. The release resulted from the expiration of tax audit statues for tax returns filed for 2006 and prior.

(c)	The adjustment represents a tax benefit from disqualifying dispositions of incentive stock options that were previously expensed.
10.	For software company comparisons, we are providing a historical breakout of our restricted stock expense below. Research of U.S. publicly traded enterprise software companies’ disclosed operating results indicates the cost of restricted stock is typically excluded from Non-GAAP operating results. We currently include the cost of restricted stock in both our GAAP results and our Non-GAAP adjusted results. The cost of stock options is included in our GAAP results but is excluded from our Non-GAAP adjusted results (for stock option expense — see our Reconciliation of Selected GAAP to Non-GAAP Measures schedule). The impact of restricted stock expense on our GAAP and Adjusted Results is as follows (in thousands except per share amounts):

	2007	2008	2009					2010
	Full Year	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Cost of services	$163	$325	$98	$106	$108	$107	$419	$198	$240	$242	$680
Sales and marketing	567	954	267	146	254	258	925	378	438	442	1,258
Research and development	245	474	134	42	125	125	426	206	250	262	718
General and administrative	950	1,653	420	395	438	446	1,699	625	673	821	2,119

Total restricted stock expense	$1,925	$3,406	$919	$689	$925	$936	$3,469	$1,407	$1,601	$1,767	$4,775
Income tax provision	683	1,184	299	224	300	382	1,205	485	553	609	1,647

Net income	$1,242	$2,222	$620	$465	$625	$554	$2,264	$922	$1,048	$1,158	$3,128

Diluted earnings per share	$0.05	$0.09	$0.03	$0.02	$0.03	$0.02	$0.10	$0.04	$0.05	$0.05	$0.14
In January of 2010, our Compensation Committee approved a change in Manhattan’s equity compensation grant strategy, with the objective to optimize our performance and retention strength while managing program share usage to improve long-term equity overhang. The new program eliminated stock option awards in favor of 100% restricted stock grants, of which 50% are service-based and 50% are performance-based for Plan participants.